OTHER INCOME, NET (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
OTHER INCOME, NET [Abstract]
Exchange income, net	$ 5,091	30,822	5,255	49,994
Other non-operating income	2,829	17,123	13,611	6,607
Other non-operating expenses	(3,308)	(20,023)	(4,510)	(2,771)
Other (expenses) income, net	$ 4,612	27,922	14,356	53,830